UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2017 (August 18, 2017)

SRC Energy Inc.
(Exact name of registrant as specified in its charter)
______________________________

COLORADO (State or other jurisdiction of incorporation or organization)	001-35245 (Commission File Number)	20-2835920 (I.R.S. Employer Identification Number)

1675 Broadway, Suite 2600
Denver, Colorado 80202

Registrant’s telephone number, including area code: (720) 616-4300

N/A
(Former name or former address, if changed since last report)

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated herein by reference to the extent required.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 18, 2017, the board of directors of SRC Energy Inc. (the “Company”) adopted amended and restated bylaws of the Company, effective immediately. A copy of the amended and restated bylaws is attached as Exhibit 3.2 to this report and is incorporated by reference herein. The following summary of the amended and restated bylaws is qualified in its entirety by reference to the text of such exhibit.

The principal changes to the Company’s bylaws as previously in effect are the following:

•
The amended and restated bylaws include “advance notice” provisions pursuant to which a shareholder seeking to propose a candidate for election as director or other business at a meeting of the Company’s shareholders is required to provide advance notice of the proposal to the Company. This notice must contain specified information regarding the shareholder and the proposal and must generally be provided (i) in the case of an annual meeting, not earlier than the 120th day, and not later than the 90th day, prior to the first anniversary of the preceding year’s annual meeting and (ii) in the case of a special meeting, not earlier than the 90th day, and not later than the 80th day, prior to such meeting. Subject to certain possible exceptions set forth in the amended and restated bylaws, notice of proposals to be made at the Company’s 2018 annual meeting of shareholders must be provided no earlier than February 15, 2018 and no later than March 19, 2018. The advance notice requirements will not apply to matters proposed pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

•
The amended and restated bylaws establish a procedure pursuant to which the board of directors will establish a record date for determining shareholders entitled to consent to corporate action without a meeting and to call a special meeting of shareholders.

The amended and restated bylaws also include a number of clarifications and minor modifications regarding administrative matters.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

3.2	Amended and Restated Bylaws of SRC Energy Inc., effective as of August 18, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2017
SRC Energy Inc.

By:	/s/ James P. Henderson
James P. Henderson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of SRC Energy, Inc., effective as of August 18, 2017.

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